                           SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No. ___)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                                  NESCO, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing proxy Statement, if other than Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------
     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously by written preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: _______________________________________________
     (2) Form, Schedule or Registration Statement No.___________________________
     (3) Filing Party:__________________________________________________________
     (4) Date Filed:_________________________________

                                  NESCO, INC.
                  12331 E. 60TH STREET, TULSA, OKLAHOMA 74146
                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 18, 2000


MEETING NOTICE

The Annual Meeting of the Shareholders of NESCO, Inc., an Oklahoma Corporation, will be held at 12331 E. 60th St., Tulsa, Oklahoma, on May 18, 2000, at 1:00 p.m. for the purpose of considering and acting upon the following:

     (1)  The election of five directors for a one year term.

     (2) The ratification of the selection of Tullius Taylor Sartain & Sartain as independent auditors to audit the financial statements to be included in the Annual Report to Shareholders for 2000.

     (3) The consideration of the proposal to approve the NESCO, Inc. 2000 Equity Incentive Plan.

     (4) The transaction of any other matters that properly come before the meeting or any adjournment thereof.

Shareholders entitled to vote are invited to attend the Annual Meeting.

The Board of Directors has fixed the record date for the determination of shareholders entitled to notice and to vote at the Annual Meeting at 5:00 p.m., April 7, 2000.

The Company's Proxy Statement and Annual Report are included with this notice.


Dated: April 14, 2000


                                    /s/ Larry G. Johnson
                                    Larry G. Johnson
                                    Vice President &
                                    Secretary Treasurer



REGARDLESS OF WHETHER YOU NOW EXPECT TO BE PRESENT PERSONALLY AT THE MEETING, YOU ARE REQUESTED TO SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED SELF-ADDRESSED, POSTAGE PRE-PAID ENVELOPE.

                                  NESCO, Inc.
                  12331 E. 60th Street, Tulsa Oklahoma 74146

                        ANNUAL MEETING OF SHAREHOLDERS
                                 MAY 18, 2000


                                PROXY STATEMENT


The Board of Directors solicits your proxy for use at the Annual Meeting of NESCO, Inc. (the "Company") to be held at 1:00 PM on May 18, 2000 at the corporate office located at 12331 East 60th Street, Tulsa, Oklahoma. Proxy statements and proxies were first mailed to shareholders on or about April 14, 2000. A shareholder who signs and returns a proxy may revoke it or give special voting specifications at any time before the proxy is exercised by writing the Secretary of the Company at its offices at 12331 E. 60th St., Tulsa, Oklahoma, 74146, by exercising a later-dated proxy or by attending the 2000 Annual Meeting in person and giving written notice to the Secretary of the Company. The proxy will be voted in accordance with such specifications.

Shareholders of record at the close of business on April 7, 2000 (the "Record Date") will be entitled to vote at the Annual Meeting. The Company had 9,255,855 outstanding shares of common stock on the Record Date. The Company has no other voting securities outstanding. Shareholders are entitled to one vote per share on each matter. If the accompanying form of proxy is signed and returned, the shares will be voted for each of the nominees named herein, for approval of the NESCO, Inc. 2000 Equity Incentive Plan and for the selection of Tullius Taylor Sartain & Sartain as the Company's independent auditors.

A shareholder may, with respect to the selection of directors (i) vote for the election of all nominees named herein as directors, (ii) withhold authority to vote for all these director nominees or (iii) vote for the election of all these director nominees other than any nominee with respect to whom the shareholder withholds authority to vote by so indicating in the appropriate space on the proxy. Withholding authority to vote for a director nominee will not prevent such director nominee from being elected.

A proxy submitted by a shareholder may indicate that all or a portion of the shares represented by the proxy are not being voted by that shareholder with respect to a particular matter. This could occur, for example, when a broker is not permitted to vote stock held in street name on certain matters in the absence of instructions from the beneficial owner of the stock. The shares subject to any such proxy which are not being voted with respect to a particular matter (the "non-voted shares") will not be considered shares present and entitled to vote on such matter, although such shares may be considered present and entitled to vote for purposes of determining the presence of a quorum. Approval of each matter specified in the notice of the meeting requires the affirmative vote of a majority, or in the case of the election of directors a plurality, of the shares of common stock present in person or by proxy at the Annual Meeting and entitled to vote on such matter. Accordingly, non-voted shares with respect to these matters will not affect the determination of whether these matters are approved or the outcome of the election of directors.

Abstentions from voting, which may be specified on any proposal other than the election of directors, will be included for purposes of determining whether the requisite number of affirmative votes are received on any matters submitted to the shareholders for a vote. Accordingly, an abstention will have the same effect as a vote against any of these matters.

SHAREHOLDER PROPOSALS

The Company knows of no shareholder proposals to be considered at the Annual Meeting. Shareholder proposals will be eligible for consideration for inclusion in the Proxy Statement for the 2001 Annual Meeting if they are received by the Secretary of the Company no later than December 15, 2000 at the address set forth above. If a shareholder, who intends to present a proposal at the Company's 2001 Annual Meeting and has not sought inclusion of the proposal in the Company's proxy materials pursuant to Rule 14a-8, fails to provide the Company with notice of such proposal by February 26, 2001, then the persons named in the proxies solicited by the Company's Board of Directors for its 2001 Annual Meeting of Shareholders may exercise discretionary voting power with respect to that proposal.

ELECTION OF DIRECTORS

Proxy holders named on the proxy card will vote "FOR" the election of the nominees listed below, unless otherwise instructed on the proxy cards that have been signed and returned. If you do not wish your shares to be voted for particular nominees, please identify the exceptions on the proxy card. If any of these nominees should be unable to serve, the proxies will be voted by the proxy holders for the election of any other person as the proxies determine, in accordance with their judgment. Directors are elected for one-year terms. The Board of Directors recommends a vote "FOR" each of the following nominees for directors.

Name                    Age   Position
----                    ---   --------

Eddy L. Patterson       58    Director, Chairman and Chief Executive Officer

Albert A. McCutchan     59    Director and Executive Vice President

Edward R. Foraker       61    Director

Dallin Bagley           61    Director

Robert D. Sumner        58    Director

The business background of the Directors follows:

     Eddy L. Patterson has served as Chairman, Chief Executive Officer and a director of the Company since May 1989. Mr. Patterson also serves as Chairman and a director of Lab One Analytical, Inc. ("Lab One"), Chairman and director of Fuel Recovery Systems, Inc.("FRS"), President and director of THH Alpha, Inc., President and director of Carolina Drilling Services, Inc., and director of Summit Environmental Services, Inc., wholly owned subsidiaries of the Company. Mr. Patterson was formerly the owner of an oil and gas production company and a small manufacturing company.

     Albert A. McCutchan served as Executive Vice President and a director of the Company since May 1989. Mr. McCutchan retired from his position as Executive Vice President in September, 1999, a position he has held since 1989.

     Edward R. Foraker has served as a director of the Company since April 1994. Since 1970, Mr. Foraker has served as President and Chairman of the Board of Directors of ECC Energy Corporation and its predecessor corporations. Mr. Foraker also served as President of WestAmerica Investment Group, Inc. until its sale in 1997. ECC Energy Corporation engages in coalbed methane gas exploration, development and production and oil field service contracting. ECC's headquarters is located in Dewey, Oklahoma.

     Dallin Bagley has served as a director of the Company since February, 1999. Mr. Bagley began practicing law in 1996. During the past six years Mr. Bagley has served as Vice President of National Financial Services, Inc., a computer back-up accounting firm for health and fitness clubs. Mr. Bagley is also currently a director of Tunex International, a chain of automotive engine performance and service centers, and Gentner Communications Corporation, a corporation that provides technology, service, and educational solutions for U.S. and international communications markets. Mr. Bagley received a Juris Doctorate in l965 from the University of Utah College of

Law.

     Robert W. Sumner has been nominated to serve as a director of the Company. Mr. Sumner is the owner of Horne Oil Company, Enid, Oklahoma, a provider of fuel and lubricants. Mr. Sumner has been with that company since 1983 and has served as president since 1995.

BOARD COMPENSATION AND COMMITTEES

The Company pays each non-employee member of its Board of Directors $1,250 for each quarterly Board meeting which he attends. Directors are not compensated for special meetings. Directors are not currently reimbursed for their expenses incurred in attending meetings.

During 1999, there were four regular quarterly board meetings and one special board meeting. No director attended less than 75% of the board meetings and meetings of those committees on which he served.

W. F. Simpson, E. R. Foraker, and Dallin Bagley served on both the Audit and Compensation Committees. Mr. McCutchan was appointed to serve on the Audit and Compensation committees at the February 3, 2000, board meeting.

The primary functions of the Audit Committee are to monitor the Company's internal accounting controls, review the annual financial information and review the services and fees of the independent auditors. The Audit Committee met one time during the fiscal year ended December 31, 1999.

The primary functions of the Compensation Committee are to review and approve management's recommendations concerning compensation of executive officers and certain other employees and to administer the Company's 1994 Employee Stock Plan. The Compensation Committee, acting as the Equity Incentive Plan Committee, has the authority, in its discretion, to select the eligible officers and employees to whom options shall be granted and the number of shares of the Company's Common Stock to be subject to such options. The Compensation Committee met one time during the fiscal year ended December 31, 1999. The Company has no standing nominating committee.

EXECUTIVE OFFICERS

Executive Officers that are not directors of the Company and their business backgrounds are as follows:

James Howell, President , age 46, received a B.S. degree from Oklahoma State
     University in Agricultural   Engineering.  Mr. Howell has held marketing
     and management positions with several national companies including Network Security Corporation and Mosler, Inc. Mr. Howell joined the Company in 1989 as Director of Marketing. Mr. Howell has been the Vice President-Marketing since January 1, 1995 and was elected as President in June, 1998.

Larry G. Johnson, Vice President, Secretary-Treasurer and Chief Financial
     Officer, age 54, has served in these capacities since January 1, 1995. Mr. Johnson also has served as the President of Lab One since March 1993. Mr. Johnson has been employed by the Company since 1993. From April 1992 to January 1993, Mr. Johnson served as a consultant to the Company. From 1971 to 1991, Mr. Johnson was employed by Broken Arrow Federal Savings and Loan and served as President and Chief Executive Officer for 16 of those years. Mr. Johnson holds an M.B.A. degree from the University of Tulsa.

Chuck Nance, Vice President-Operations, age 53, has over 20 years of experience in service station construction and underground storage tank installation. Mr. Nance joined the Company in 1991 as a project manager and is licensed in several states to perform all aspects of underground storage services.
     Mr. Nance was named Vice President-Operations on January 1, 1995.   Prior
     to joining the Company , Mr. Nance was a construction manager for over nine years with Petroleum Marketers Equipment Company, Inc.

Robert Watson, Controller, age 53, received his degree, with honors, from the University of Arkansas in 1969. With over 20 years experience as a CPA, including seven years with the international firm of Arthur Young & Co. (now Ernst & Young LLP), he joined NESCO in 1996. Mr. Watson was the Controller and Corporate Secretary-Treasurer for Lake Country Beverage, Inc. from October 1986 to November 1995 and was a business consultant from November 1995 to May 1996. Mr. Watson oversees all day to day corporate accounting functions.

Executive Compensation

The following table sets forth certain information concerning the annual and long-term compensation for the three principal executive officers of the Company (including Mr. McCutchan who retired in September, 1999). Because no other executive officer of the Company received cash compensation exceeding $100,000 during the year ended December 31, 1999, no disclosure pertaining to other executives is required or provided.

                          Summary Compensation Table

                                                                                 Long Term Compensation
                                                                          ----------------------------------
                                         Annual Compensation                       Awards         Payments
                            -------------------------------------------   ----------------------  ----------
                                                                          Restrict-               Securities
                                                                          ed            Under
                                         Annual Compensation              Stock         lying     LTIP         All other
                            -------------------------------------------
Name and                                                   Other Annual   Awards        Options/  Payouts      Compen-
Principal Position          Year      Salary    Bonus      Compensation    ($)          SAR(#)      ($)        sation
------------------          ----      ------    -----      ------------   ---------     --------  ----------   ------
Compensation
------------
Eddy L. Patterson,          1999    $200,000   $      -        (1)
Chairman & Chief            1998    $148,077   $ 25,000        (1)
Executive Officer           1997    $105,042   $ 20,484        (1)

Albert A. McCutchan         1999    $115,818   $      -        (1)
Executive vice President    1998    $129,151   $ 20,000        (1)
                            1997    $ 98,286   $ 18,435        (1)

James Howell                1999    $111,260   $      -        (1)
President                   1998    $ 86,094   $      -        (1)                     25,000(2)
                            1997    $ 65,804   $      -        (1)

(1) Other annual compensation did not exceed the lesser of $50,000 or 10% of the executive's annual salary and bonus for any of the executive officers.
(2) In June, 1998, Mr. Howell was awarded 25,000 shares with an exercise price of $2.00 per share.

                Aggregate Option Exercises in Last Fiscal Year
                       and Fiscal Year-End Option Values

                                                       Number of Securities
                                                       Underlying Unexercised     Value of Unexercised
                                                       Options at Fiscal Year-    In-the-Money Options at
                                                       End (#)                    Fiscal Year-End ($)

                       Shares Acquired   Value         Exercisable/               Exercisable/
Name                   on Exercise (#)   Realized ($)  Unexercisable              Unexercisable (1)
----                   ---------------   ------------  -------------              -----------------
Eddy L. Patterson             -               -                 0/0                     0/0
Albert A. McCutchan           -               -                 0/0                     0/0

James Howell                  -               -        41,000/4,000               $21,875/0

_____________
(1) The value of the unexercised in-the-money options is calculated by multiplying (a) the difference between (i) the closing price of $2.875 for the last business day of the fiscal year ended December 31, 1999, and (ii) the option exercise price by (b) the number of securities underlying the options.

                            PRINCIPAL SHAREHOLDERS

The following table sets forth certain information as of April 7, 2000, regarding the ownership of the Company's common stock by (a) all persons known by the Company to be beneficial owners of more than 5% of the outstanding common stock, (b) each director and nominee for director of the Company, (c) each of the executive officers of the Company named in the Summary Compensation Table, and (d) all executive officers and directors of the Company as a group. There is no other class of securities of the Company entitled to vote at the Annual Meeting.

NAME AND ADDRESS OF                AMOUNT AND NATURE
OF BENEFICIAL OWNER             OF BENEFICIAL OWNERSHIP    PERCENT OF CLASS
-------------------             -----------------------    ----------------
Eddy L. Patterson                   2,984,258 shares            32.2%
12331 E. 60th St.
Tulsa, Oklahoma 74146

Albert A. McCutchan                   170,205 shares(1)          1.8%
12331 E. 60th St.
Tulsa, Oklahoma 74146

E.R. Foraker                          293,678 shares(2)          3.2%
4141 North Scottsdale Road
Suite 100
Scottsdale, Arizona 85251

Dallin Bagley                       1,397,500 shares            15.1%
2350 Oakhill Drive
Salt Lake City, Utah 84121

Robert W. Sumner                      339,885 shares             3.2%
2822 Oakleaf Circle
Enid, Oklahoma 73703

Wesley Hill                               684,990 shares                   7.4%
1625 West Owen K. Garriott
Suite D
Enid, Oklahoma 73703

James Howell                               69,574 shares(3)                 .8%
1425 Jamestown
Edmond, Oklahoma 73003

All directors and executive officers
as a group of eight persons             5,296,718 shares                  57.2%

----------------------------------
(1) Mr. McCutchan's shares include 45,164 shares owned by his wife. Mr. McCutchan disclaims beneficial ownership of such shares.
(2) Mr. Foraker's beneficial shares of 293,678 shares include 6,806 shares owned by his wife, 5,000 shares owned by his children, and 90 shares owned by his grandchildren. Mr. Foraker disclaims beneficial ownership of such shares.
(3) Mr. Howell's shares include stock options for 45,000 shares which are fully exercisable.

Except as otherwise indicated, all of the persons named above have sole voting and investment power with respect to the shares beneficially owned by them.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and shareholders who own more than 10% of the Company's outstanding common stock to report to the Securities and Exchange Commission their initial ownership of the common stock and any subsequent changes in that ownership and to furnish the Company with a copy of each report. The regulations of the Securities and Exchange Commission impose specific due dates for such reports, and the Company is required to disclose in this Proxy Statement any failure to file by these dates during and with respect to fiscal year 1999.

To the Company's knowledge, based solely on review of the copies of the reports furnished to the Company and written representations that no other reports were required during and with respect to fiscal 1999, all Section 16(a) filing requirements applicable to its officers, directors and holders of more than 10% of its outstanding shares of common stock were complied with.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Lab One Analytical, Inc. ("Lab One") was acquired by the Company from Eddy L. Patterson and Albert A. McCutchan, executive officers and directors of the Company, on January 30, 1998, for $75,000 cash and 225,000 shares of the Company's common stock following the completion of an independent appraisal of Lab One and the review and unanimous consent of the outside directors of the company as to the transaction and the terms and conditions thereof.

The Company leased its Tulsa office and warehouse space from McCutchan-Patterson Partnership, a partnership wholly-owned by Messrs. Patterson and McCutchan. The lease ran from July 1, 1995 through December 31, 1997 and called for monthly lease payments by the Company of $5,500. On February 28, 1998, the Company acquired the office building, warehouse, and lot on which the Company's corporate office is located. The purchase price of $600,000 was established by an independent appraisal of the property. The acquisition was approved by unanimous consent of the outside directors of the Company after a review of the appraisal and the terms and conditions of the purchase.

EQUITY INCENTIVE PLAN

The Board of Directors is requesting that the shareholders of the Company approve the NESCO, Inc. 2000 Equity Incentive Plan (the "2000 Plan"). In April of 2000, the Board of Directors adopted the 2000 Plan to enable the Company to recruit, retain and motivate qualified directors, officers and employees who are essential to the success of the Company. The 2000 Plan is also designed to enhance the profitability and value of the Company for the benefit of its shareholders by providing stock and cash awards to officers and other key employees who make important contributions to the success of the Company. A summary of the major features of the 2000 Plan are outlined below. The affirmative vote of the holders of a majority of the aggregate shares of common stock present in person or by proxy at the Annual Meeting and entitled to vote is required for approval of the 2000 Plan.

The Board of Directors recommends a vote "FOR" approval of the 2000 Plan.

Eligible Participants. The 2000 Plan permits the granting of benefits to (a) key employees and directors of the Company and (b) the NESCO, Inc. Employees Savings Trust Plan account of an employee. Although a determination has not been made as to the number of employees and non-employee directors currently eligible for consideration as participants in the 2000 Plan, 25 employees currently hold options granted under the 1994 Employee Stock Plan covering a total of 282,000 shares. The Board of Directors has terminated the 1994 Employee Stock Plan and the 1994 Director Stock Plan so that additional options may not be granted under those plans.

Shares Reserved for Issuance. Under the 2000 Plan, the amount of common stock initially available for issuance is 643,586 shares. However, if any of the options granted under the 1994 Employee Stock Plan are terminated or canceled without being exercised, the shares subject to those options will become available under the 2000 Plan. Additionally, the number of shares available for certain grants under the 2000 Plan will increase or decrease so that the total number available equals 10% of the total number of issued and outstanding shares of the Company's common stock.

Administration. The 2000 Plan is to be administered by the Compensation Committee of the Board of Directors. The Committee is authorized to determine plan participants, the types and amounts of benefits granted and the terms, conditions, provisions and restrictions of benefits, prescribe the form and content of benefit agreements, interpret and determine all questions relating to the 2000 Plan, establish, amend and rescind rules and regulations relating to the 2000 Plan, maintain accounts and records relating to benefits and the Committee's decisions and proceedings, employ agents for such purposes as the Committee considers appropriate, and make all other determinations and perform all acts which may be necessary or advisable for the administration of the 2000 Plan.

Summary of Benefit Awards. The 2000 Plan permits the granting of any or all of the following types of benefits: (a) stock options; (b) stock appreciation rights ("SARs"); (c) restricted stock; and (d) performance shares. Generally, benefits under the 2000 Plan are granted for no consideration other than prior and future services. Benefits granted under the 2000 Plan may, in the discretion of the Committee, be granted individually or in tandem with any other benefit under the 2000 Plan, except that incentive stock options may not be granted in tandem with any other Benefit other than SARs. The 2000 Plan limits benefits that may be granted to one participant in any one calendar year to not more than 300,000 shares. The Company may, at the time any distribution is made under the 2000 Plan or at the time any option is exercised, withhold from the distribution or shares of common stock any amount necessary to satisfy federal, state or local withholding requirements.

     Stock Options.  Stock options granted pursuant to the 2000 Plan may, at the
     -------------
discretion of the Committee, be either incentive stock options ("ISOs"), within the meaning of Section 422 of the Internal Revenue Code or non-qualified stock options. The terms of all options under the 2000 Plan will be determined by the Committee, except that the exercise price of any stock option may not be less that the fair market value of the common stock on the date of grant and no more than 643,586 shares of common stock may be issued upon the exercise of ISOs granted under the 2000 Plan. The grant of ISOs may only be made to employees. Generally, options and other benefits that require upon exercise a payment by the participant to the Company may be so exercised by the payment of cash. However, upon the consent of the Committee or to the extent provided in a particular benefit agreement, payments may be in the form of the surrender of all or part of any 2000 Plan benefits, stock, other property including promissory notes, or any combination of the foregoing, including cash.

     Stock Appreciation Rights.  Any SARs granted under the 2000 Plan will give
     -------------------------
the holder the right to receive cash, stock, or any combination thereof as the Committee may determine, in an amount equal to the difference between the fair market value of a share of common stock on the date of payment and the grant date. Methods of exercise and other terms of SARs are determined by the Committee under the 2000 Plan.

     Restricted Stock.  The Committee may award restricted stock with such
     ----------------
terms, conditions, and at such cost, as the Committee may determine. Often, restricted shares are and may be issued for no monetary. Generally, restricted stock consists of shares which may not be disposed of by participants until certain restrictions established by the Committee lapse. If the conditions or restrictions or not met, the restricted shares are generally forfeited and returned to the Company. The Committee has the discretion to determine whether the restricted stock that is granted has full voting rights or not, and the Committee may require that any dividends on restricted stock be automatically deferred and reinvested in additional restricted stock having the same restrictions as the underlying benefit.

     Performance Shares.  The Committee may award performance shares with such
     ------------------
terms and conditions as determined by the Committee, but generally it is expected that the award of performance shares will be based upon the attainment of targeted financial performance objectives. Performance shares represent the right of a participant to receive shares or cash equal to the fair market value of such shares at a future date in accordance with the terms and conditions of the grant.

     Dividend Equivalents.  In addition, grants of benefits in common stock or
     --------------------
common stock equivalents may include dividend or dividend equivalent payments or dividend credit rights. For example, the Committee may include in a benefit a dividend credit right entitling the recipient to receive amounts equal to the ordinary dividends that would have been paid, during the time such benefit is outstanding, unexercised or not vested, on the shares of common stock covered by such benefit if such shares were then outstanding.

Transferability. Benefits under the 2000 Plan are not transferable except for transfers (a) to the Company, (b) by will or the laws of descent and distribution, (c) pursuant to domestic relations orders, (d) of the right to exercise benefits on behalf of a participant by his or her legal representative where the participant has suffered a disability, or (e) in connection with cashless exercise procedures with third parties authorized by the Committee. The Committee may permit benefits to be transferred to and exercised by family members, charitable institutions, trusts or other entities whose beneficiaries or beneficial owners are members of the participants immediate family or charitable institutions, or other person or entities the Committee approves.

Adjustment Provisions. In the event of any change affecting the shares of common stock by reason of any stock split, stock dividend, spin-off, spin-out, recapitalization, merger, consolidation, reorganization, combination or exchange of shares, or any other similar transaction, the number of shares available for grant under the 2000 Plan or subject to or granted pursuant to a benefit and the price thereof, as applicable, will be appropriately adjusted by the Committee.

Term, Amendment to, and Termination of the 2000 Plan. The 2000 Plan will commence upon shareholder approval and will continue for a period of ten years unless earlier terminated by the Committee. No benefits will be granted under the 2000 Plan after termination, but benefits granted prior to termination may extend beyond the termination date to the date specified in the benefit agreement. The Committee may amend the 2000 Plan at any time and from time to time.

Change of Control. In the event of a Change of Control of the Company as defined in the 2000 Plan, all outstanding benefits under the 2000 Plan, regardless of any limitations or restrictions except those imposed by applicable law, become fully exercisable or payable and freed of all restrictions.

Federal Income Tax Consequences. The Company believes that under present Federal tax laws the following are the Federal income tax consequences generally arising with respect to benefits granted under the 2000 Plan. The grant of an option or SAR will create no tax consequences for the participant or the Company. The participant will not have taxable income upon exercising an ISO (except that the alternative minimum tax may apply) and the Company will receive no deduction. Upon exercising an option other than an ISO, a participant will recognize income equal to the difference between the exercise price and the fair market value of the stock acquired on the date of exercise. Upon exercising an SAR, a participant will recognize ordinary income equal to the cash or the fair market value of the stock received on the date of exercise. In the case of the exercise of a non-qualified stock option or SAR, the Company generally will be entitled to a deduction for the amount recognized as ordinary income by the participant. The treatment to a participant of a disposition of shares acquired upon the exercise of an SAR or option depends on how long the shares have been held and on whether such shares are acquired by exercising an ISO or by exercising an option other than an ISO. Generally, there will be not tax consequences to the Company in connection with a disposition of shares acquired under an option except that the Company will be entitled to a deduction (and the employee will recognize ordinary income) if shares acquired under an ISO are disposed of before the applicable ISO holding periods have been satisfied.

With respect to benefits granted under the 2000 Plan involving stock that is restricted as to transferability and subject to a substantial risk of forfeiture, a participant will recognize ordinary income equal to the fair market value of the shares received at the earlier of the time at which the shares became transferable or not subject to a substantial risk of forfeiture unless the participant elects to be taxed at the time of the award notwithstanding the restrictions (to minimize the tax payable in respect of the appreciation in the value of the stock from the time it is awarded until the restrictions lapse). The Company generally will be entitled to a deduction for the same amount.

Performance share benefits may also be granted under the 2000 Plan. Participants receiving common stock pursuant to a performance share benefit generally will recognize ordinary income equal to the fair market value of the shares received. The Company will generally be entitled to a corresponding deduction. Upon the disposition of such stock, the participant will generally recognize capital gains or loss.

This discussion presents only a very general description of the application of Federal income tax laws to benefits under the 2000 Plan. The discussion does not address the effects of foreign, state and local tax laws.

Awards Granted. As of the date of this proxy statement, there has been no determination by the Board of Directors or the Committee with respect to future benefit awards under the 2000 Plan. Had the 2000 Plan been in effect for the 1999 fiscal year, the benefits to the named officers and to non-employee directors would have been as follows (based on actual grants made under existing plans) for (1) the named officers, (2) all current executive officers as a group, (3) all current directors who are not executive officers, as a group, and
(4) all employees, including all current officers who are not executive officers, as a group:

Name and Position                                         Options Granted       Value ($) (1)
-----------------                                         ---------------       ---------
Eddy Patterson, Chairman & Chief Executive Officer.....   0                     0
Albert McCutchan, Executive Vice President.............   0                     0
James Howell, President................................   0                     0
All current executive officers as a group..............   0                     0
All current directors who are not
executive officers, as a group.........................   0                     0
All employees, including all current officers
who are not executive officers, as a group.............   75,000                $65,625

________________
(1) Value shown is the closing price of the Company's common stock on December 31, 1999 as reported on the Nasdaq SmallCap Market ($2.875 per share), minus the per share exercise price ($2.00), multiplied by the number of shares underlying the options.

INDEPENDENT AUDITORS

Tullius Taylor Sartain & Sartain LLP served as the Company's independent auditors during 1999 and have been chosen by the Board of Directors to serve in that capacity for 2000. A proposal will be presented at the Annual

Meeting to ratify Tullius Taylor Sartain & Sartain LLP as the Company's independent auditors. If the shareholders do not ratify this appointment, the Board of Directors will reconsider the appointment.

The Board of Directors recommends a for "FOR" the ratification of Tullius Taylor Sartain & Sartain LLP as the Company's independent auditors for 2000.

Representatives of Tullius Taylor Sartain and Sartain LLP will be present at the Annual Meeting to respond to appropriate questions from shareholders and to make a statement if they desire to do so.

OTHER MATTERS

The Company will bear the cost of the proxy solicitation. In addition to solicitation by mail, the Company will request banks, brokers and other custodian nominees and fiduciaries to supply solicitation materials by mail to the beneficial owners of the Company's common stock of whom they have knowledge, and will reimburse them for their expenses in so doing; and certain directors, officers and employees of the Company, not employed for the purpose, may solicit proxies, without additional remuneration therefore, by personal interview, mail, telephone or telegraph.

MATTERS WHICH MAY COME BEFORE THE MEETING

The Board of Directors does not intend to bring any other matters before the Annual Meeting, nor does the Board of Directors know of any matters which other persons intend to bring before the Annual Meeting. If, however, other matters not mentioned in this Proxy Statement properly come before the meeting, the persons named in the accompanying Proxy Card will vote thereon in accordance with the recommendation of the Board of Directors.

REMINDER: PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TO ASSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

                    NESCO, INC. 2000 EQUITY INCENTIVE PLAN

                                   ARTICLE I
                               NAME AND PURPOSE

1.1  Name.  The name of this Plan is the "NESCO, Inc. 2000 Equity Incentive
     ----
     Plan."

1.2  Purpose.  The purpose of the Plan is to enhance the profitability and value
     -------
     of the Company for the benefit of its shareholders by providing equity ownership opportunities and performance based incentives to better align the interests of officers, key employees and Directors with those of shareholders. The Plan is also designed to enhance the profitability and value of the Company for the benefit of its shareholders by providing stock and cash awards to attract, retain and motivate officers and other key employees who make important contributions to the success of the Company.

                                  ARTICLE II
                DEFINITIONS OF TERMS AND RULES OF CONSTRUCTION

2.1  General Definitions.  The following words and phrases, when used in the
     -------------------
     Plan, unless otherwise specifically defined or unless the context clearly otherwise requires, shall have the following respective meanings:

     (a)  Affiliate.  A Parent, or Subsidiary of the Company or any other entity
          ---------
          designated by the Committee in which the Company owns at least a 50% interest (including, but not limited to, partnerships and joint ventures).

     (b)  Agreement.  The document which evidences the grant of any Benefit
          ---------
          under the Plan and which sets forth the Benefit and the terms, conditions and provisions of, and restrictions relating to, such Benefit.

     (c)  Benefit.  Any benefit granted to a Participant under the Plan.
          -------

     (d)  Board.  The Board of Directors of the Company.
          -----

     (e)  Change of Control.  The occurrence of any one of the following events:
          -----------------

          (i) The acquisition at any time by a "person" or "group" (as that term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) (excluding, for this purpose, the Company or any Subsidiary or any employee benefit plan of the Company or any Subsidiary) of beneficial ownership (as defined in Rule 13d-3 under the Exchange
               Act) directly or indirectly, of securities representing 20% or more of the combined voting power in the election of directors of the then-outstanding securities of the Company or any successor of the Company;

          (ii) Individuals who, as of the beginning of any twenty-four month period, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any individual becoming a Director subsequent to the beginning of such period whose election or nomination for election by the Company's shareholders was approved by a vote of at least a majority of the Directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding for this purpose any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange
                Act);

          (iii) Approval by the shareholders of the Company of any merger or consolidation or statutory share exchange as a result of which the Common Stock shall be changed, converted or exchanged (other than a merger or share exchange with a wholly-owned Subsidiary of the Company) or liquidation of the Company or any sale or disposition of 50% or more of the assets or earning power of the Company; or

          (iv) Approval by the shareholders of the Company of any merger or consolidation or statutory share exchange to which the Company is a party as a result of which the persons who were shareholders of the Company immediately prior to the effective date of the merger or consolidation or statutory share exchange shall have beneficial ownership of less than 50% of the combined voting power in the election of directors of the surviving corporation following the effective date of such merger or consolidation or statutory share exchange; provided, however, that no Change of Control shall be deemed to have occurred if, prior to such time as a Change of Control would otherwise be deemed to have occurred, the Company's Board of Directors deems otherwise. A "Change of Control" shall not include any reduction in ownership of an Affiliate so long as the entity continues to meet the definitions of those terms as contained in this Section.

     (f)  Code. The Internal Revenue Code of 1986, as amended.  Any reference to
          ----
          the Code includes the regulations promulgated pursuant to the Code.

     (g)  Company.  NESCO, Inc.
          -------

     (h)  Committee.  The Company's Compensation Committee or its successor.
          ---------

     (i)  Common Stock.  The Company's $0.01 par value common stock.
          ------------

     (j)  Director(s).  A member or members of the Board.
          -----------

     (k)  Disability.  Being unable to engage in any substantial gainful
          ----------
          activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

     (l)  Effective Date.  The date that the Plan is approved by the
          --------------
          shareholders of the Company which must occur within one year after approval by the Board. Any grants of Benefits prior to the approval by the shareholders of the Company shall be void if such approval is not obtained.

     (m)  Employee.  Any person employed by the Employer.
          --------

     (n)  Employer.  The Company and all Affiliates.
          --------

     (o)  Exchange Act.  The Securities Exchange Act of 1934, as amended.
          ------------

     (p)  Fair Market Value. For the relevant day, whichever of the following is
          -----------------
          applicable:

          (i) If shares of Common Stock are listed or admitted to unlisted trading privileges on any national or regional securities exchange, the last reported sale price, regular way, on the composite tape of that exchange on the day Fair Market Value is to be determined;

          (ii) If the Common Stock is not listed or admitted to unlisted trading privileges as provided in paragraph (a), and if sales prices for shares of Common Stock are reported by the National Market System of the National Association of Securities Dealers Automated Quotation System ("NASDAQ System"), then the last sale price for Common Stock reported as of the close of business on the day Fair Market Value is to be determined, or if no such sale takes place on that day, the average of the high bid and low asked prices so reported for such day; or

          (iii) If trading of the Common Stock is not reported by the NASDAQ System or on a stock exchange, Fair Market Value will be determined by the Board in its discretion based upon the best available data.

     (q)  Fiscal Year.  The taxable year of the Company which is the calendar
          -----------
          year.

     (r)  ISO.  An Incentive Stock Option as defined in Section 422 of the Code.
          ---

     (s)  NQSO.  A Non-Qualified Stock Option, which is an Option that does not
          ----
          meet the statutory requirements of an ISO.

     (t)  Option.  An option to purchase Shares granted under the Plan.
          ------

     (u)  Parent.  Any corporation (other than the Company or a Subsidiary) in
          ------
          an unbroken chain of corporations ending with the Company, if, at the time of the grant of an Option or other Benefit, each of the corporations (other than the Company or a Subsidiary) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     (v)  Participant.  An Employee or Director who is granted a Benefit under
          -----------
          the Plan. ISO's may be granted only to Employees.

     (w)  Performance Share.  A Share awarded to a Participant under ARTICLE XVI
          -----------------
          of the Plan.

     (x)  Plan.  The NESCO, Inc. 2000 Equity Incentive Plan and all amendments
          ----
          and supplements to it.

     (y)  Restricted Stock.  Shares issued under ARTICLE XV of the Plan.
          ----------------

     (z)  Rule 16b-3.  Rule 16b-3 promulgated by the SEC, as amended, or any
          ----------
          successor rule in effect from time to time.

     (aa) SAR.  A Stock Appreciation Right, which is the right to receive an
          ---
          amount equal to the appreciation, if any, in the Fair Market Value of a Share from the date of the grant of the right to the date of its payment.

     (bb) SEC.  The Securities and Exchange Commission.
          ---

     (cc) Share.  A share of Common Stock.
          -----

     (dd) Subsidiary.  Any corporation, other than the Company, in an unbroken
          ----------
          chain of corporation beginning with the Company if, at the time of grant of an Option or other Benefit, each of the corporations, other than the last corporation in the unbroken chain, owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     (ee) Termination of Employment.
          -------------------------

          (i) With respect to an Employee, when the Employee's employment relationship with the Company and all of its Subsidiaries is terminated, regardless of any severance arrangements. A transfer from the Company to a Subsidiary or Affiliate of the Company or a Subsidiary, or vice versa, is not a termination of employment for
                              ---- -----
               purposes of the Plan; or

          (ii) With respect to a Director, when such individual is no longer serving as a Director of the Company.

2.2  Other Definitions.  In addition to the above definitions, certain words and
     -----------------
     phrases used in the Plan and any Agreement may be defined in other portions of the Plan or in such Agreement.

2.3  Conflicts in Plan.  In the case of any conflict in the terms of the Plan,
     -----------------
     or between the Plan and an Agreement, relating to a Benefit, the provisions in the ARTICLE of the Plan which specifically grants such Benefit shall control those in a different ARTICLE or in such Agreement.

                                  ARTICLE III
                                 COMMON STOCK

3.1  Number of Shares.  The number of Shares which may be issued or sold or for
     ----------------
     which Options, SARs, Restricted Stock or Performance Shares may be granted under the Plan shall be Nine Hundred Twenty-Five Thousand Five Hundred Eighty-Six (925,586) (or such greater or lesser number of shares that equals ten percent (10%) of the issued and outstanding shares of Common Stock) less that number of shares of Shares issuable upon the exercise of stock options granted under the National Environmental Services Co. 1994 Employee Stock Plan and the National Environmental Services Co. 1994 Director Stock Plan. Such number of shares available under this Plan shall be increased automatically without further action by the Board of Directors or shareholders of the Company to that number which, when added to the number of shares subject to Options granted under this Plan and any other stock plan(s) of the Company equals ten percent (10%) of the issued and outstanding shares of Common Stock at such time(s) as the Company issues additional shares of Common Stock (excluding for purposes of determining the number of shares available under this Plan and the time(s) of such automatic increases all shares of Common Stock issued pursuant to this Plan and any other stock plan(s) of the Company and all shares of Common Stock in the Company's Treasury). During the term of this Plan, Benefits representing no more than Three Hundred Thousand (300,000) of such Shares may be granted to any one individual in any one calendar year. Such Shares may be authorized but unissued Shares, reacquired Shares, Shares acquired on the open market specifically for distribution under this Plan, or any combination thereof.

3.2  Reusage.  If an Option or SAR expires or is terminated, surrendered or
     -------
     canceled without having been fully exercised, if Restricted Shares or Performance Shares are forfeited, or if any other grant results in any Shares not being issued, the unused Shares covered by any such Benefit shall again be available for grant under the Plan.

3.3  Adjustments.  If there is any change in the Common Stock of the Company by
     -----------
     reason of any stock split, stock dividend, spin-off, split-up, spin-out, recapitalization, merger, consolidation, reorganization, combination or exchange of shares, or any other similar transaction, the number of shares available for grant under the Plan or subject to or granted pursuant to a Benefit and the price thereof, as applicable, shall be appropriately adjusted by the Committee.

                                  ARTICLE IV

                                  ELIGIBILITY

4.1  Eligible Participants.  Subject to the provisions of the Plan, the persons
     ---------------------
     who shall be eligible to participate in the Plan and be granted a Benefit shall be those persons who are key Employees and Directors of the Company or any Subsidiary who shall be in a position, in the opinion of the Committee, to make contributions to the growth, management, protection, and success of the Company and its Subsidiaries. Of those persons described in the preceding sentence, the Committee may, from time to time, select persons to be granted a Benefit and shall determine the terms and conditions with respect thereto. In making any such selection and in determining the form of the Benefit, the Committee may give consideration to the functions and responsibilities of the person, to the person's contributions to the Company and its Subsidiaries, the value of the individual's service to the Company and its Subsidiaries and such other factors deemed relevant by the Committee. In the event and to the extent authorized by the United States Departments of Treasury and Labor, the NESCO, Inc. Employees Savings Trust Plan account of an Employee may also be a Participant, the Committee may grant a Benefit to such account and, to the extent such account is a Participant, the Benefit in such an account shall be subject to all of the terms and provisions of the Plan as if the Benefit had been granted to the individual for whom the account is maintained.

                                   ARTICLE V
                                ADMINISTRATION

5.1  Committee.  The Plan shall be administered by the Company's Compensation
     ---------
     Committee or its successor. The Committee shall consist solely of two or more members of the Board who are "non-employee directors" as defined in Rule 16b-3 and are "outside directors" as defined in Code Section 162(m) and the regulations thereunder.

5.2  Authority.  Subject to the terms of the Plan, the Committee shall have sole
     ---------
     discretionary authority to:

     (a) determine the individuals to whom Benefits are granted, the type and amounts of Benefits to be granted and the date of issuance and duration of all such grants;

     (b) determine the terms, conditions and provisions of, and restrictions relating to, each Benefit granted;

     (c)  interpret and construe the Plan and all Agreements;

     (d) prescribe, amend and rescind rules and regulations relating to the Plan;

     (e)  determine the content and form of all Agreements;

     (f)  determine all questions relating to Benefits under the Plan;

     (g)  maintain accounts, records and ledgers relating to Benefits;

     (h)  maintain records concerning its decisions and proceedings;

     (i) employ agents, attorneys, accountants or other persons for such purposes as the Committee considers necessary or desirable; and

     (j) do and perform all acts which it may deem necessary or appropriate for the administration of the Plan and to carry out the purposes of the Plan.

5.3  Delegation.  Except as required by Rule 16b-3 with respect to grants of
     ----------
     Options, SARs, Performance Shares, or Restricted Stock to individuals who are subject to Section 16 of the Exchange Act or as otherwise required for compliance with Rule 16b-3 or other applicable law, the Committee may delegate all or any part of its authority under the Plan to any Employee, Employees or committee of Employees.

5.4  Decisions of Committee and its Delegates.  All decisions made by the
     ----------------------------------------
     Committee or (unless the Committee has specified an appeal process to the contrary) any other person or persons to whom the Committee has delegated authority pursuant to the provisions hereof shall be final and binding on all persons.

                                  ARTICLE VI
                               AMENDMENT OF PLAN

6.1  Power of Committee.  The Committee shall have the sole right and power to
     ------------------
     amend the Plan at any time and from time to time; provided, however, that the Committee may not amend the Plan, without approval of the shareholders of the Company, in a manner which would:

     (a) cause Options which are intended to qualify as ISOs to fail to qualify;

     (b)  cause the Plan to fail to meet the requirements of Rule 16b-3; or

     (c)  violate applicable law.

                                  ARTICLE VII
                         TERM AND TERMINATION OF PLAN

7.1  Term.  The Plan shall commence as of the Effective Date.  No Benefit shall
     ----
     be granted pursuant to the Plan on or after the tenth anniversary date of the Effective Date, but Benefits granted prior to such tenth anniversary may extend beyond that date to the date(s) specified in the Agreement(s) covering such Benefits.

7.2  Termination.  Subject to ARTICLE VIII, the Plan may be terminated at any
     -----------
     time by the Committee.

                                 ARTICLE VIII
                    MODIFICATION OR TERMINATION OF BENEFITS

8.1  General.  Subject to the provisions of Section 8.2, the amendment or
     -------
     termination of the Plan shall not adversely affect a Participant's rights to or under any Benefit granted prior to such amendment or termination.

8.2  Committee's Right.  Except as may be provided in an Agreement, any Benefit
     -----------------
     granted may be converted, modified, forfeited or canceled, prospectively or retroactively, in whole or in part, by the Committee in its sole discretion, but, subject to Section 8.3, no such action may impair the rights of any Participant without his or her consent. Except as may be provided in an Agreement, the Committee may, in its sole discretion, in whole or in part, waive any restrictions or conditions applicable to, or accelerate the vesting of, any Benefit.

8.3  Termination of Benefits under Certain Conditions.  The Committee in its
     ------------------------------------------------
     sole discretion may cancel any unexpired, unpaid, or deferred Benefits at any time if the Participant is not in compliance with all applicable provisions of this Plan or with any Agreement or if the Participant, whether or not he or she is currently employed by an Employer, acts in a manner contrary to the best interests of the Company or any Affiliate.

8.4  Awards to Foreign Nationals and Employees Outside the United States.  To
     -------------------------------------------------------------------
     the extent the Committee deems it necessary, appropriate or desirable to comply with foreign law or practice and to further the purpose of this Plan, the Committee may, without amending this Plan, (i) establish special rules applicable to Benefits granted to Participants who are foreign nationals, are employed outside the United States, or both, including rules that differ from those set forth in this Plan, and (ii) grant Benefits to such Participants in accordance with those rules.

                                  ARTICLE IX
                               CHANGE OF CONTROL

9.1  Acceleration.  Upon a Change of Control, the restrictions and limitations
     ------------
     applicable to any Benefit shall lapse, and such Benefit shall become free of all restrictions imposed by the Plan (but not restrictions imposed by any applicable law, including, for example, the restrictions on transferability of an ISO) and become fully vested to the full extent of the original grant and all Benefits shall be exercisable or payable for the full term provided in the applicable Agreement notwithstanding the Change of Control. Nothing in this Plan shall impose on a Participant the obligation to exercise any Benefit immediately before or upon a Change of Control, nor shall the Participant forfeit the right to exercise the Benefit during the remainder of the original term of the Benefit because of a Change of Control or because the Participant's employment is terminated for any reason following a Change of Control.

                                   ARTICLE X
                                  AGREEMENTS

10.1 Grant Evidenced by Agreement.  The grant of any Benefit under the Plan may
     ----------------------------
     be evidenced by an Agreement which shall describe the specific Benefit granted and the terms and conditions of the Benefit. The granting of any Benefit shall be subject to, and conditioned upon, the recipient's execution of any Agreement required by the Committee. Except as otherwise provided in an Agreement, all capitalized terms used in the Agreement shall have the same meaning as in the Plan, and the Agreement shall be subject to all of the terms of the Plan.

10.2 Provisions of Agreement.  Each Agreement shall contain such provisions as
     -----------------------
     the Committee shall determine in its sole discretion to be necessary, desirable and appropriate for the Benefit granted which may include, but not necessarily be limited to, the following: description of the type of Benefit; the Benefit's duration; its transferability; if an Option, the exercise price, the exercise period and the person or persons who may exercise the Option; the effect upon such Benefit of the Participant's death, disability, change of duties or termination of employment; the Benefit's conditions; subject to the provisions of Section 11.2, when, if, and how any Benefit may be forfeited, converted into another Benefit, modified, exchanged for another Benefit, or replaced; and the restrictions on any Shares purchased or granted under the Plan.

                                  ARTICLE XI
                    TANDEM AWARDS AND REISSUANCE OF OPTIONS

11.1 Tandem Awards.  Benefits may be granted by the Committee in its sole
     -------------
     discretion individually or in tandem, provided, however, that no Benefit except SARs may be granted in tandem with an ISO.

                                  ARTICLE XII
                 PAYMENT, DIVIDENDS, DEFERRAL AND WITHHOLDING

12.1 Payment.  Upon the exercise of an Option or in the case of any other
     -------
     Benefit that requires a payment by a Participant to the Company, the amount due the Company is to be paid:

     (a)  in cash;

     (b) by the surrender of all or part of a Benefit (including the Benefit being exercised);

     (c) by the tender to the Company of Shares owned by the Participant and registered in his or her name having a Fair Market Value equal to the amount due to the Company;

     (d) in other property, rights and credits, deemed acceptable by the Committee including the Participant's promissory note; or

     (e) by any combination of the payment methods specified in (a) through (d) above.

     Notwithstanding the foregoing, any method of payment other than in cash may be used only with the consent of the Committee or if and to the extent so provided in an Agreement. The proceeds of the sale of Shares purchased pursuant to an Option and any payment to the Company for other Benefits shall be added to the general funds of the Company or to the reacquired Shares held by the Company, as the case may be, and used for the corporate purposes of the Company as the Board shall determine.

12.2 Dividend Equivalents.  Grants of Benefits in Shares or Share equivalents
     --------------------
     may include dividend or dividend equivalent payments or dividend credit rights.

12.3 Optional Deferral.  The right to receive any Benefit under the Plan may, at
     -----------------
     the request of the Participant, be deferred for such period and upon such terms as the Committee shall determine, which may include crediting of dividends on deferrals denominated in Shares.

12.4 Code Section 162(m).  The Committee, in its sole discretion, may require
     -------------------
     that one or more Agreements contain provisions which provide that, in the event Section 162(m) of the Code, or any successor provision relating to excessive employee remuneration, would operate to disallow a deduction by the Company for all or part of any Benefit under the Plan, a Participant's receipt of the portion of such Benefit that would not be deductible by the Company shall be deferred until the next succeeding year or years in which the Participant's remuneration does not exceed the limit set forth in such provision of the Code.

12.5 Withholding.  The Company may, at the time any distribution is made under
     -----------
     the Plan, whether in cash or in Shares, or at the time any Option is exercised, withhold from such distribution or Shares issuable upon the exercise of an Option, any amount necessary to satisfy federal, state or local withholding requirements with respect to such distribution or exercise of such Option. Such withholding may be satisfied, at the Company's option, either by cash or the Company's withholding of Shares. Agreements may contain withholding provisions applicable only to Participants who are subject to Section 16 of the Exchange Act.

                                 ARTICLE XIII
                                    OPTIONS

13.1 Types of Options.  It is intended that both ISOs and NQSOs may be granted
     ----------------
     by the Committee under the Plan.

13.2 Option Price.  The purchase price for Shares under any ISO shall be no less
     ------------
     then the Fair Market Value of the Shares at the time the Option is granted.

13.3 Other Requirements for ISOs.  The terms of each Option which is intended to
     ---------------------------
     qualify as an ISO shall meet all requirements of Section 422 of the Code or any successor statute in effect from time to time. In addition, no more than Six HundredForty-Three Thousand Five

     Hundred Eighty-Six (643,586) shares of Common Stock may be issued upon the exercise of ISO's granted under the Plan and no ISO may be granted under the Plan after the tenth anniversary of the date the Plan is approved by the shareholders of the Company. Any Participant who disposes of shares acquired upon the exercise of an ISO either (i) within two years after the date of grant of the Option under which the shares were acquired or (ii) within one year after the acquisition of such shares shall notify the Company of such disposition and of the amount realized. Failure by a Participant to so notify the Company of such a disposition of shares shall entitle the Company to treat the shares of Common Stock issued to such Participant as void ab initio or to recover from the Participant the greater of the value of the shares disposed of as of the date of disposition or the value of the shares disposed of as of the date the Company learns of such disposition from either (ii) any amounts due to such Participant from the Company or a Subsidiary, or (ii) otherwise. The Company may, at its discretion, place a legend noting the possible consequences of a Participant's failure to provide such disposition notice on shares of Common Stock delivered upon the exercise of an ISO.

13.4 NQSOs.  The terms of each NQSO shall provide that such Option will not be
     -----
     treated as an ISO. The purchase price for Shares under any NQSO shall be no less than the Fair Market Value of the Shares at the time the Option is granted.

13.5 Determination by Committee.  Except as otherwise provided in Section 13.2
     --------------------------
     through Section 13.4, the terms of all Options shall be determined by the Committee.

13.6 Rights as a Shareholder.  No person shall have any rights as a shareholder
     -----------------------
     with respect to any shares delivered upon the exercise of an Option until such time as such Option is validly exercised.

13.7 Vesting.  A Participant may not exercise an Option until it has become
     -------
     vested. The portion of an Option that is vested depends upon the vesting restrictions, if any, established by the Committee for such Option at the time of its grant and the period that has elapsed since the grant.

                                  ARTICLE XIV
                                     SARS

14.1 Grant and Payment.  The Committee may grant SARs.  Upon electing to receive
     -----------------
     payment of an SAR, a Participant shall receive payment in cash, in Shares, or in any combination of cash and Shares, as the Committee shall determine.

14.2 Grant of Tandem Award.  If SARs are granted in tandem with an Option, the
     ---------------------
     exercise of the Option shall cause a proportional reduction in SARs standing to a Participant's credit which were granted in tandem with the Option; and the payment of SARs shall cause a proportional reduction of the Shares under such Option. If SARs are granted in tandem with an ISO, the SARs shall have such terms and conditions as shall be required for the ISO to qualify as an ISO.

14.3 Payment of Award.  SARs shall be paid by the Company to a Participant, to
     ----------------
     the extent payment is elected by the Participant (and is otherwise due and payable), as soon as practicable after the date on which such election is made.

                                   ARTICLE XV
                                RESTRICTED STOCK

15.1 Description.  The Committee may grant Benefits in Shares as Restricted
     -----------
     Stock with such terms and conditions as may be determined in the sole discretion of the Committee. Shares of Restricted Stock shall be issued and delivered at the time of the grant or as otherwise determined by the Committee, but shall be subject to forfeiture until provided otherwise in the applicable Agreement or the Plan. Each certificate representing Shares of Restricted Stock shall bear a legend referring to the Plan and the risk of forfeiture of the Shares. At the discretion of the Committee, the grantee may or may not be entitled to full voting and dividend rights with respect to all shares of Restricted Stock from the date of grant. The Committee may (but is not obligated to) require that any dividends on such shares shall be automatically deferred and reinvested in additional Restricted Stock subject to the same restrictions as the underlying Benefit.

15.2 Cost of Restricted Stock.  Grants of Shares of Restricted Stock shall be
     ------------------------
     made at such cost as the Committee shall determine and may be issued for no monetary consideration, subject to applicable state law.

                                  ARTICLE XVI
                              PERFORMANCE SHARES

16.1 Description.  Performance Shares represent the right of a Participant to
     -----------
     receive Shares or cash equal to the Fair Market Value of such Shares at a future date in accordance with the terms and conditions of a grant. The terms and conditions shall be determined by the Committee, in its sole discretion, but generally are expected to be based substantially upon the attainment of targeted financial performance objectives.

16.2 Grant.  The Committee may grant an award of Performance Shares at such
     -----
     times, in such amounts and under such terms and conditions as it deems appropriate.

                                 ARTICLE XVII
                           MISCELLANEOUS PROVISIONS

17.1 Termination of Employment.  In the event of a Participant's Termination of
     -------------------------
     Employment, the following rules shall apply:

     (a) Resignation in order to assume employment, approved by the Company's Chief Executive Officer, with a governmental, charitable or educational institution, or business entity affiliated with the
          Company:

          When a Participant resigns to assume employment, approved by the Company's Chief Executive Officer, with a governmental, charitable or educational institution, or business entity in which the Company has an equity interest, the Committee may (i) authorize the continuation of Benefits granted prior to termination as if the Participant were still employed by the Company and (ii) permit the exercise of such Benefits or lapse of restrictions in respect of Benefits during periods after such Termination of Employment, but not beyond the original expiration date of the Benefit. Such actions will not be authorized to the extent they would cause outstanding ISOs to be considered to have been modified for purposes of Section 424(h) of the Code. Unless the Committee determines otherwise, termination of such approved employment, except to rejoin the Company or accept other employment which would qualify under this paragraph (a), or divestiture by the Company of its equity interest in such business entity, shall be treated as a Termination of Employment pursuant to paragraph (b), (c) or (d) of this Section 17.1.

     (b) Termination of Employment for any reason other than death, disability or resignation for approved employment pursuant to paragraph (a) above:

          Any Benefit shall expire forthwith; provided, however, that with the approval of the Committee evidenced by a writing signed by an executive officer of the Company other than the Participant, unvested Benefits may be accelerated to vest immediately, any Benefits exercisable at the time of such termination may be exercised up to a date after such termination that is determined by the Committee, but not exceeding five years from the date of such termination and not beyond the date the Benefit otherwise would have expired in accordance with the Agreement evidencing such Benefit and/or the restrictions on the Benefit may be eliminated so that such Benefit is free of such restrictions at the time of Termination of Employment and not forfeited upon such Termination of Employment.

     (c)  Termination of Employment by Reason of the Death of a Participant:

          A Participant's estate or beneficiaries shall have a period up to the later of one year after the Participant's death or the expiration date specified in the Agreement within which to exercise a Benefit; provided, however, in the case of ISO's, the Participant's estate or beneficiaries may exercise an ISO only until the expiration date specified in the Agreement. Any Benefit may be immediately exercised in full by the Participant's estate or beneficiaries. In the event the Participant's estate is closed with exercisable Options then unexercised, the rights under this paragraph shall pass by will or the laws of descent and distribution. In the case of Restricted Stock, the restrictions on such

           Restricted Stock shall be deemed to have lapsed immediately before such Participant's death.

      (d)  Termination of Employment by Reason of the Disability of a
           Participant:

           In the event of a Participant's Disability during employment with the Company or a Subsidiary, the Participant, or his or her guardian or legal representative shall have a period up to the expiration date specified in the Agreement within which to exercise the Benefit. In the case of Restricted Stock, the restrictions on such Restricted Stock shall be deemed to have lapsed immediately before the Termination of Employment of such Participant.

17.2. Cancellation of Option Grants and Restricted Stock.
      --------------------------------------------------

      (a)  After Termination of Employment:

           If there is a Termination of Employment with respect to a Participant for any reason other than death, and, pursuant to paragraph (a), (b) or (d) of Section 17.1, one or more Benefits have not yet expired or the restrictions pertaining to a Benefit have not lapsed, the Committee, in its sole discretion, which may be delegated to the Chief Executive Officer of the Company or to the Chairman of the Board, may cancel any such Benefits at any time prior to the exercise thereof or declare forfeited any such Benefits before the related restrictions lapse unless the following conditions are met:

           (i) The Participant shall not render services for any organization or engage directly or indirectly in any business which, in the judgment of the Chief Executive Officer of the Company, is or becomes competitive with the Company, or which is or becomes otherwise prejudicial to or in conflict with the interests of the Company. The judgment of the Chief Executive Officer shall be based on the Participant's positions and responsibilities while employed by the Company, the Participant's post-employment responsibili ties and position with the other organization or business, the extent of past, current and potential competition or conflict between the Company and the other organization or business, the effect on the Company's customers, suppliers and competitors of the Participant's assuming the post-employment position, and such other considerations as are deemed relevant given the applicable facts and circumstances. The Participant shall be free, however, to purchase as an investment or otherwise, stock or other securities of such organization or business so long as such stock or securities are listed upon a recognized securities exchange or traded over-the-counter, and such investment does not represent a substantial investment to the Participant or a greater than five percent (5%) equity interest in the organization or business.

           (ii) The Participant shall not, without prior written authorization from the Company, disclose to anyone outside the Company, or use in other than the Company's business, any confidential information or material relating to the business of the Company, acquired by the Participant either prior to or after such Participant's Termination of Employment.

     (b)   Before Termination of Employment:

           The Committee, in its sole discretion, which may be delegated to the Chief Executive Officer of the Company or to the Chairman of the Board, may cancel any Benefits held by a person or reduce the number thereof at any time prior to the exercise thereof or declare forfeited a part or all of any Benefits granted to a Participant under the following circumstances:

           (i) The Participant's conduct either in connection with his or her employment by the Company or otherwise is deemed inimical to the interests of the Company.

           (ii) The Participant's employment responsibilities with the Company are reduced or altered and the Committee determines that the Participant would not have been granted the Benefits, or such amount of Benefits, had the Participant's employment responsibilities been at the reduced or altered level at the time of the grant of such Benefits.

17.3 Unfunded Status of the Plan.  The Plan is intended to constitute an
     ---------------------------
     "unfunded" plan for incentive and deferred compensation. With respect to any payments or deliveries of Shares not yet made to a Participant by the Company, nothing contained herein shall give any rights that are greater than those of a general creditor of the Company. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Shares or payments hereunder consistent with the foregoing.

17.4 Designation of Beneficiary.  A Participant may file with the Committee a
     --------------------------
     written designation of a beneficiary or beneficiaries (subject to such limitations as to the classes and number of beneficiaries and contingent beneficiaries as the Committee may from time to time prescribe) to exercise, in the event of the death of the Participant, an Option, or to receive, in such event, any Benefits. The Committee reserves the right to review and approve beneficiary designations. A Participant may from time to time revoke or change any such designation of beneficiary and any designation of beneficiary under the Plan shall be controlling over any other disposition, testamentary or otherwise; provided, however, that if the Committee shall be in doubt as to the right of any such beneficiary to exercise any Option or to receive any Benefit, the Committee may determine to recognize only an exercise by the legal representative of the recipient, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

17.5 Nontransferability and Limited Exception.
     ----------------------------------------

     (a) Unless otherwise expressly provided in this Section 17.5, by applicable law or by any Agreement, as the same may be amended, evidencing the grant of a Benefit: Benefits are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; Benefits shall be exercised only by the Participant to whom such Benefits were granted (a "Recipient"); and amounts payable or shares issuable pursuant to Benefits shall be delivered only to or for the account of a Recipient.

     (b) Except as precluded by any applicable law, the Committee may permit Benefits to be transferred to and exercised by and paid to certain persons or entities related to the Recipient including, but not limited to, members of the Recipient's immediate family (parents, grandparents, children, grandchildren, spouse, siblings), charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Recipient's immediate family and/or charitable institutions, or to such other persons or entities as may be approved by the Committee, pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer shall be subject to such conditions as the Committee may impose including, but not limited to, the conditions that the Committee receive evidence satisfactory to it that (i) the transfer is being made for estate and/or tax planning purposes on a gratuitous or donative basis and without consideration other than nominal consideration; and (ii) the transferee and the Recipient disclaim any claim against or liability of the Company or the Committee in the event of any cancellation, forfeiture, or reduction in a Benefit after its transfer to such transferee.

     (c) The exercise and transfer restrictions in this Section 17.5 shall not apply to:

          (i)   transfers to the Company;

          (ii) the designation of a beneficiary to receive Benefits in the event of the Recipient's death or, if the Recipient has died, transfers to or exercise by the Recipient's beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution;

          (iii) transfers pursuant to a domestic relations order;

          (iv) if the Recipient has suffered a Disability, permitted transfers or exercises on behalf of the Recipient by his or her legal representative; or

          (v) the authorization by the Committee of "cashless exercise" procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Benefits consistent with applicable laws and the express authorization of the Committee.

      (d)  In the event of a transfer of a Benefit pursuant to Subsection (b) or
           (c) of this Section 17.5, the Recipient will remain liable for any taxes (including withholding and social security taxes) due upon or as a consequence of the exercise of or lapse of any restrictions in respect of a Benefit and neither the Company nor the Committee shall have any obligation to provide notice to a transferee of any event or information that has, will or could in any way affect an Award or its exercise.

17.6  Rule 16b-3.  With respect to Participants subject to Section 16 of the
      ----------
      Exchange Act, transactions under this Plan are intended to comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action of the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

17.7  Furnish Information.  Each Participant shall furnish to the Company all
      -------------------
      information requested by the Company to enable it to comply with any reporting or other requirement imposed upon the Company by or under any applicable statute or regulation.

17.8  Remedies.  The Company shall be entitled to recover from a Participant
      --------
      reasonable attorneys' fees incurred in connection with the enforcement of the terms and provisions of the Plan and any Agreement whether by an action to enforce specific performance or for damages for its breach or otherwise.

17.9  Information Confidential.  As partial consideration for the granting of
      ------------------------
      each Benefit hereunder, the Participant shall agree with the Company that he will keep confidential all information and knowledge that he has relating to the manner and amount of his participation in the Plan; provided, however, that such information may be disclosed as required by law and may be given in confidence to the Participant's spouse, tax and financial advisors, or to a financial institution to the extent that such information is necessary to secure a loan. In the event any breach of this promise comes to the attention of the Committee, it shall take into consideration that breach in determining whether to recommend the grant of any future Benefit to that Participant, as a factor militating against the advisability of granting any such future Benefit to that individual.

17.10 No Liability for Good Faith Determinations.  Neither the members of
      ------------------------------------------
      the Board of Directors nor any member of the Committee shall be liable for any act, omission, or determination taken or made in good faith with respect to the Plan or any Benefit granted under it, and members of the Board of Directors and the Committee shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage, or expense (including attorneys' fees, the costs of settling any suit, provided such settlement is approved by independent legal counsel selected by the Company, and amounts paid in satisfaction of a judgment, except a judgment based on a finding of bad faith) arising therefrom to the full extent permitted by law and under any directors and officers liability or similar insurance coverage that may from time to time be in effect. This right to indemnification shall be in addition to, and not a limitation on, any other indemnification rights any member of the Board of Directors or the Committee may have.

17.11 Execution of Receipts and Releases.  Any payment of cash or any issuance
      ----------------------------------
      or transfer of Shares to a Participant, or to his legal representative, heir, legatee, or distributee, in accordance with the provisions hereof, shall, to the extent thereof, be in full satisfaction of all claims of such persons hereunder. The Committee may require any Participant, legal representative, heir, legatee, or distributee, as a condition precedent to such payment, to execute a release and receipt therefor in such form as it shall determine.

17.12 Notices.  Whenever any notice is required or permitted hereunder other
      -------
      than a notice to exercise an SAR or Option, such notice must be in writing and personally delivered or sent by mail. Any such notice required or permitted to be delivered hereunder shall be deemed to be delivered on the date on which it is personally delivered, or, whether actually received or not, on the third Business Day after it is deposited in the United States mail, certified or registered, postage prepaid, addressed to the person who is to receive it at the address which such person has theretofore specified by written notice delivered in accordance herewith. The Company or a Participant may change, at any time and from time to time, by written notice to the other, the address which it or he had previously specified for receiving notices. Until changed in accordance herewith, the Company and each Participant shall specify as its and his address for receiving notices the address set forth in the Agreement pertaining to the shares to which such notice relates. Any notice to exercise an SAR or Option shall be valid only when it is in fact received by the Company or the person it designates in accordance with procedures that the Committee may adopt from time to time.

17.13 Severability.  If any provision of this Plan is held to be illegal or
      ------------
      invalid for any reason, the illegality or invalidity shall not affect the remaining provisions hereof, but such provision shall be fully severable and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included herein. If any of the terms or provisions of this Plan conflict with the requirements of Rule 16b-3 (as those terms or provisions are applied to Participants who are subject to
      Section 16(b) of the Exchange Act) or Section 422 of the Code (with respect to ISO's), then those conflicting terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of Rule 16b-3 or Section 422 of the Code unless the Committee has determined that the Plan should not comply with such requirements. With respect to ISO's, if this Plan does not contain any provision required to be included herein under Section 422 of the Code, that provision shall be deemed to be incorporated herein with the same force and effect as if that provision had been set out at length herein; provided, further, that, to the extent any Option that is intended to qualify as an ISO cannot so qualify, that Option (to that extent) shall be deemed an NQSO for all purposes of the Plan.

17.14 Underscored References.  The underscored references contained in the Plan
      ----------------------
      and in any Agreement are included only for convenience, and they shall not be construed as a part of the Plan or Agreement or in any respect affecting or modifying its provisions.

17.15 Number and Gender.  The masculine, feminine and neuter, wherever used
      -----------------
      in the Plan or in any Agreement, shall refer to either the masculine, feminine or neuter; and, unless the context otherwise requires, the singular shall include the plural and the plural the singular.

17.16 Governing Law.  The place of the administration of the Plan and each
      -------------
      Agreement shall be in the State of Oklahoma. The Plan and each Agreement shall be construed and administered in accordance with the laws of the State of Oklahoma, without giving effect to principles relating to conflict of laws.

17.17 Purchase for Investment.  The Committee may require each person
      -----------------------
      purchasing or receiving Shares pursuant to a Benefit to represent to and agree with the Company in writing that such person is acquiring the Shares for investment and without a view to distribution or resale. The certificates for such Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. All certificates for Shares delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under all applicable laws, rules and regulations, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate references to such restrictions.

17.18 No Employment Contract.  Neither the adoption of the Plan nor any
      ----------------------
      Benefit granted hereunder shall confer upon any Employee any right to continued employment nor shall the Plan or any Benefit interfere in any way with the right of the Employer to terminate the employment of any of its Employees at any time.

17.19 No Effect on Other Benefits.  The receipt of Benefits under the Plan
      ---------------------------
      shall have no effect on any benefits to which a Participant may be entitled from the Employer, under another plan or otherwise, to preclude a Participant from receiving any such benefits.

      The undersigned, being the duly elected Secretary of NESCO, Inc., does hereby certify that the foregoing NESCO, Inc. 2000 Equity Incentive Plan was approved by the Board of Directors as of April 10, 2000, and by the shareholders of the Company on May 18, 2000.


                                    /s/ Larry G. Johnson
                                    -------------------------------------
                                    Secretary

                                 NESCO, INC.
                  12331 E. 60TH STREET, TULSA, OKLAHOMA 74146
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


   The undersigned hereby appoints Eddy L. Patterson and Albert A. McCutchan, and each of them, with power of substitution, as proxies, to vote all shares of NESCO, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of the Shareholders on May 18, 2000, at the company's offices at 12331 E. 60th Street, Tulsa, Oklahoma at 1:00 p.m., or any adjournment thereof, with all the powers the undersigned would have if personally present as specified, respecting the following matters described in the accompanying Proxy Statement and, in their discretion, on matters which come before the Annual Meeting.

1. To elect the following nominees as directors for a one year term: Eddy L. Patterson, Albert A. McCutchan, E. R. Foraker, Dallin Bagley, and Robert W. Sumner.

     FOR all nominees (except as marked        WITHHOLD AUTHORITY to vote    (INSTRUCTION: To withhold authority
     to the contrary at right)                 For all nominees              to vote for any individual nominee, write
     (    )                                    (    )                        that nominee's name on the space below.)

2.  To ratify the selection of Tullius Taylor Sartain & Sartain as independent auditors for the Company for 1999.
                FOR                                 AGAINST                  ABSTAIN
               (   )                                (   )                    (   )
3.  To approve the NESCO, Inc. 2000 Equity Incentive Plan.
                FOR                                 AGAINST                  ABSTAIN
               (   )                                (   )                    (   )
4.  To transact such other business as may properly come before the meeting or any adjournment thereof.

          (CONTINUED AND TO BE SIGNED AND DATED ON THE REVERSE SIDE.)



   This proxy will be voted in accordance with shareholder specifications. Unless directed to the contrary, this proxy will be voted FOR Items 1, 2, and 3. Receipt of accompanying Notice of the meeting and Proxy Statement is hereby acknowledged.

                                    Date:_______________________________, 2000

                                    __________________________________________
                                                   (Signature)
                                    __________________________________________

                                    __________________________________________
                                            (Please Print Your Name)
                                    (Please sign name as fully and exactly as it appears opposite. When signing in a fiduciary or representative capacity, please give full title as such. When more than one owner, each owner should sign. Proxies executed by a corporation should be signed in full corporate name by duly authorized officer.)

PLEASE MARK, SIGN, DATE AND MAIL TO THE COMPANY AT THE ADDRESS STATED ABOVE.